BUSINESS COMBINATION (Details 1) (USD $)	12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010
Total revenues	$ 295,966,559	$ 199,341,604
Net income attributable to Hollysys Automation Technologies Ltd. stockholders	$ 48,967,621	$ 33,225,194
Net income per ordinary share:
Basic (in dollars per share)	$ 0.90	$ 0.65
Diluted (in dollars per share)	$ 0.89	$ 0.64